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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 2, 1999
                Date of Report (Date of earliest event reported)


                         Global TeleSystems Europe B.V.
             (Exact name of registrant as specified in its charter)

        Netherlands                      333-37719                       None
(State or other jurisdiction      (Commission File Number)           (IRS Employer
     of incorporation)                                           Identification No.)



          Terhulpsesteenweg 6A
             1560 Hoeilaart
                Belgium                                     None
(Address of principal executive offices)                 (Zip Code)



                                 (322) 658-5200
              (Registrant's telephone number, including area code)

                           Hermes Europe Railtel B.V.
                           (former name of Registrant)

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Item 5. Other Events

         On November 18, 1999, Global TeleSystems Europe B.V. (the "Company") placed (E)225 million of 10.5 percent Senior Notes maturing in 2006 and
(E)275 million of 11-percent Senior Notes maturing in 2009 (collectively, the "Senior Notes") pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended (the "1933 Act").


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits

Designation                         Description of Exhibit
-----------                         ----------------------
   99.1               The Company's November 2, 1999 press release announcing
                      the proposed offering of the Senior Notes.

   99.2 The Company's November 19, 1999 press release announcing the placement of the Senior Notes.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Global TeleSystems Europe B.V.
                                                 (Registrant)


                                                 /s/ Mikel H. Williams
                                                 -------------------------------
Date:  November 23, 1999                         Mikel H. Williams
                                                 Acting Finance Director



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Exhibit Index

Designation                   Description of Exhibit
-----------                   ----------------------
   99.1               The Company's November 2, 1999 press release announcing
                      the proposed offering of the Senior Notes.

   99.2 The Company's November 19, 1999 press release announcing the placement of the Senior Notes.
